UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2005


                             WORLD HEART CORPORATION
             (Exact name of registrant as specified in its charter)

     Ontario                        000-28882                       N/A
 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)

                                7799 Pardee Lane
                            Oakland, California 94621
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (510) 563-5000


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At the Annual and Special Meeting of Shareholders (the "Annual Meeting") of World Heart Corporation (the "Company") held on July 18, 2005, the following nominees were elected as Directors of the Company to hold office until the next annual meeting or until their successors are appointed: C. Ian Ross, John F. Carlson, William C. Garriock, Robert J. Majteles and D. Mark Goudie.

Item 8.01      Other Events.

Annual Meeting Voting Results

Proposals presented for a shareholders' vote at the Annual Meeting included the election of five directors, the reappointment of PricewaterhouseCoopers LLP as independent certified public auditors of the Company and the approval of resolutions relating to: (i) the issuance of the Company's common shares to MedQuest Products, Inc. ("MedQuest"), in connection with the acquisition by the Company of the business of MedQuest; (ii) the private placement of the Company's common shares to Maverick Venture Management, LLC; (iii) the reduction of the exercise price of the warrants issued by the Company in September 2004, from $1.55 to $1.00, for a period of 14 days following the approval of such resolution; (iv) an amendment to the Company's Employee Stock Option Plan (the "Plan") increasing the maximum number of common shares that may be issued under the Plan; (v) an amendment to the Plan removing the restriction that the aggregate number of shares issued to any person under the Plan be limited to 5%;
(vi) certain options granted to certain directors and executive officers of the Company; and (vii) the continuance of the Company under the Canada Business Corporations Act. The election of directors, the appointment of the auditors and all of the above resolutions were carried by a majority of the votes on a ballot.

A copy of the Voting Results, which includes the percentage outcome of the votes cast, is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.     Financial Statements, Pro Forma Financial Information and
               Exhibits.

     (c)       Exhibits.

     The following exhibit is being filed herewith:

Exhibit No.    Exhibit
-----------    -------

99.1 Results of Shareholder Vote at World Heart Corporation's Annual and Special Shareholders Meeting held on July 18, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 21, 2005

                                        WORLD HEART CORPORATION



                                        By:  /s/ Richard Juelis
                                             -----------------------------------
                                             Name:   Richard Juelis
                                             Title:  Vice President, Finance and
                                                     Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Results of Shareholder Vote at World Heart Corporation's Annual and Special Shareholders Meeting held on July 18, 2005.